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                                                                    Exhibit 23.2


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 9, 2003, in the Registration Statement (Post-Effective Amendment No. 1 to Form S-2 No. 333-113215) and related Prospectus of Nicholas Financial Inc. and subsidiaries for the registration of 2,300,000 shares of its common stock.


                                                           /s/ Ernst & Young LLP
Atlanta, GA
May 7, 2004